UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22853

ArrowMark Financial Corp.

(Exact name of registrant as specified in charter)

100 Fillmore Street, Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

Sanjai Bhonsle, CEO

ArrowMark Asset Management, LLC

100 Fillmore Street, Suite 325

Denver, CO 80206

(Name and address of agent for service)

Copies of Communications to:

John P. Falco, Esq.

Pepper Hamilton LLP

3000 Two Logan Square / Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

(215) 981-4659

Registrant's telephone number, including area code: (303) 398-2929

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Annual Report
December 31, 2024

NASDAQ | BANX	ir.arrowmarkfinancialcorp.com

ARROWMARK FINANCIAL CORP.

Table of Contents

Page

Letter to Shareholders	1
About ArrowMark Financial Corp.	3
Consolidated Schedule of Investments	7
Consolidated Statement of Assets and Liabilities	12
Consolidated Statement of Operations	13
Consolidated Statements of Changes In Net Assets	14
Consolidated Statement of Cash Flows	15
Consolidated Financial Highlights	16
Notes to Consolidated Financial Statements	18
Auditor’s Report	34
Dividends and Distributions	35
Share Price Data	37
Fee Table and Example	39
Tax Information	41
Additional Information	41
Results of Meeting of Stockholders	42
Board Approval of the Management Agreement	43
Management	46
Privacy Notice	51

This page intentionally left blank.

Letter To Shareholders

February 28, 2025

Dear Shareholders,

We are pleased to provide you with the enclosed annual report for ArrowMark Financial Corp. (“ArrowMark Financial” or the “Fund”) for the twelve months ended December 31, 2024.

The Fund generated a +12.51% net total return during the year, outperforming the Bloomberg High Yield, Bloomberg Aggregate, and Morningstar Leveraged Loan which returned 8.19%, 1.25%, and 8.76%, respectively. The Fund’s investments in regulatory capital relief securities, showed resilience and outperformance resulting from strong income generation from floating-rate security coupons and the strength of underlying collateral fundamentals.

Regulatory capital relief, which comprises 85% of the portfolio, set a new record in 2024 with $22-$24bn issued across geographies.1While year-over-year market growth was more modest than the 30%+ increase that occurred in 2023, total issuance remained materially higher than full-year 2022. The sustained, higher level of issuance underscores the increasing role of regulatory capital relief securities as a core balance sheet management tool for banks.

While our investment strategy continues to include the entire banking sector, the Fund’s new investments of $36.6 million were made in regulatory capital relief securities. All of the new investments offered attractive yields and anticipated resilience in the event of capital market and/or macroeconomic volatility. The investment team will continue to emphasize return asymmetry and diversification as they reinvest Fund principal and income.

The Fund’s Net Asset Value (“NAV”) increased year-over-year by 1.63% from $21.43 to $21.78. The Fund reports its NAV monthly, which we believe helps stabilize the stock price during periods of market volatility and creates pricing alignment with the underlying investments.

During the year, the Fund declared quarterly distributions totaling $2.00 per share, including a special distribution of $0.20 per share in the fourth quarter. Since the fourth quarter 2019, the Fund has over-earned its stated distribution rate.

Forward Outlook

We expect the Fund’s opportunity set to persist as banks place an even greater focus on capital management due to a variety of factors, including increased loan loss provisions, interest rate-driven mark-to-market declines of banks’ significant fixed income holdings, increased capital buffers, and regulatory changes. Security return profiles remain attractive on an absolute basis and represent a material premium to traditional markets. In addition, the combination of collateral quality, collateral diversification, and the alignment created with issuing banks through security structures, contribute to the asset class’s historical track record of outperformance during periods of rising rates and/or general market turbulence.

On the following pages, we provide additional details on our 2024 financial and operational results. We appreciate your continued support of ArrowMark Financial. We look forward to updating you on our progress throughout the year.

As always, we are grateful for your trust and partnership in the Fund and appreciate your continued confidence as we work to deliver long-term value for our investors.

1	ArrowMark Financial Corp. | Annual Report

Sincerely,

Sanjai Bhonsle

Chairman & CEO

1Based on ArrowMark’s estimate of market activity.

Annual Report | ArrowMark Financial Corp.	2

About ArrowMark Financial Corp.

MANAGEMENT DISCUSSION AND SUMMARY

This report provides information on the financial performance for ArrowMark Financial Corp. ("ArrowMark Financial" or the "Fund") for the year ended December 31, 2024. ArrowMark Financial (BANX) is a closed-end management investment company listed on the NASDAQ Global Select Market.

As of year-end, the Fund had total assets of $208.2 million, consisting of total portfolio investments of $201.4 million and a cash and other assets of $6.8 million. Based on total investments of $201.4 million, the portfolio investments consisted of 5.2% term loans, 5.6% structured debt securities, 85.2% Regulatory Capital Securities in the form of credit-linked notes (“Regulatory Capital Securities”), 0.9% trust preferred and preferred securities, and 3.1% of short- term or cash and cash equivalent investments.

For the full year ended December 31, 2024, ArrowMark Financial had total investment income of $29.5 million and operating expenses of $10.6 million. This resulted in net investment income of $18.9 million or $2.65 per share based on average shares outstanding during the year. The Fund had realized and unrealized losses of $2.1 million or $0.30 per share. During the year, ArrowMark Financial declared distributions of $2.00 per share.

The fourth quarter 2024 declared dividend of $0.65 per share was comprised of a regular cash dividend of $0.45 per share and a special cash dividend of $0.20 per share. For the full year ended December 31, 2024, an investment in ArrowMark Financial resulted in a total annual return of 27.89%, including the reinvestment of distributions based on the closing market prices of ArrowMark Financial’s stock. Net Asset Value at year end, December 31, 2024, was $21.78 per share, reflecting an increase of $0.35 per share from the prior year end. This was compromised of net investment income of $2.65 per share, offset by net realized and unrealized losses of $0.30 per share, and cash distributions declared to shareholders of $2.00 per share, including the Fund’s fourth quarter special cash distribution of $0.20 per share

PORTFOLIO DISCUSSION

THE PORTFOLIO

ArrowMark Financial makes long-term, non-control investments in banking-related assets including securities issued by community banks and global financial institutions for regulatory capital relief transactions which are issued by both U.S. and foreign issuers to assist a bank in managing its regulatory capital requirements.

Over the course of 2024, ArrowMark Financial purchased securities totaling $36.6 million, which consisted of ten transactions. During the same period, the Fund executed redemptions totaling $32.7 million. This was comprised of call (redemption) notices of $12.7 million in four transactions and received paydowns and partial paydowns of approximately $20 million.

3	ArrowMark Financial Corp. | Annual Report

As of December 31, 2024, the Fund had a total investment portfolio of $201.4 million representing 96.7% of total assets and consisting of:

Investment Type	Amount[1]
Term Loans	5.2%
Structured Debt Security	5.6%
Regulatory Capital Relief Securities[2]	85.2%
Trust Preferred and Preferred Securities	0.9%
Money Market (Short Term Investment)	3.1%

[1]	Based on Total Investments of $201.4 million
[2]	Regulatory Capital Securities in this category are in the form of Credit-Linked Notes

PORTFOLIO CONSIDERATIONS

ArrowMark Financial is steadfast in its pursuit of constructing a portfolio that we believe is able to generate long-term, risk-adjusted returns, primarily for income distribution. The Fund seeks to achieve this goal while maintaining high credit quality standards.

Among the factors that affect the timing of capital deployment are: (i) a bank’s timeframe to obtain internal approvals to issue, (ii) the protracted nature of mergers and acquisitions, and (iii) an approval process from government regulators which must provide final regulatory approvals for a bank merger, capital issuances and capital redemptions (refinancing).

The Fund continues to source community banking debt, trust preferred and preferred securities and, Regulatory Capital Securities in the form of credit-linked notes. Regulatory Capital Securities are issued by both U.S. and foreign bank issuers to manage their regulatory capital requirements.All of the purchase transactions in 2024 were Regulatory Capital Securities. The second largest type of investment is Structured Debt Securities, solely consisting of Community Funding 2018, LLC. Community Funding 2018, LLC is comprised of community bank debt and trust preferred or preferred securities.

INVESTMENT PROCESS

ArrowMark Financial’s investment committee is focused on delivering on what we believe to be attractive risk-adjusted returns through in-depth fundamental research with an emphasis on risk mitigation for capital preservation. The Fund conducts due diligence on pending investments in several phases, and the assessment of downside risk is integrated into each phase of the process. Sourcing investments and access to new investment opportunities are a result of the Fund’s dedication to building and maintaining strong banking relationships, as well as working with intermediaries in the banking sector. The investment team provides in-depth analysis of security structure and underlying collateral to determine the financial integrity of the institution.The investment process includes both quantitative and qualitative reviews with investment decisions made by an experienced investment team that has worked together across the spectrum of banking-related assets for over 14 years. The investment team places a high value on its relationships with the underlying bank’s management teams, and conducts regular in person or teleconference reviews, with particular focus on the bank’s local markets.The Fund’s disciplined approach to due diligence and its commitment to credit quality reflects its long-term view of creating shareholder value. The Fund believes shareholders have high regard for this dedicated and disciplined approach to portfolio construction. We expect the investment process will serve to provide predictable cash flows and stable to growing net asset value over an extended timeframe.

Under the ArrowMark Partners (“ArrowMark Partners”) platform, the breadth and the scope of personnel working on the investment portfolio and in the operations of ArrowMark Financial have been significantly expanded. We believe that the depth of expertise in banking-related assets across ArrowMark Partners platform offers a significant and intangible advantage to the Fund and to our shareholders.

Annual Report | ArrowMark Financial Corp.	4

Investment advice is provided to the Fund by ArrowMark Asset Management, LLC.

INVESTMENT FOCUS

ArrowMark Financial typically pursues a range of investments in a bank’s capital structure. A bank’s capital structure includes senior and subordinated debt, Regulatory Capital Securities, preferred stock, and common equity. Bank holding company senior debt can also be absorbed at the bank level and become part of the bank’s capital structure. As a lender, a bank makes senior and mezzanine loans to borrowers. A bank’s common equity and the bank’s loan loss reserves offer a capital buffer to absorb credit losses from bank loans. Under normal circumstances, ArrowMark Financial would only incur a credit loss if the bank’s common equity plus loan loss reserves were exhausted.

Conclusion

We believe that ArrowMark Financial offers investors a unique opportunity to participate in a Fund focused on investing in banking-related assets.

The Fund will continue to work diligently for our shareholders by prudently managing the investment portfolio with the capital entrusted to us. ArrowMark Financial’s investment team works meticulously to deploy capital with a long-term focus on risk-adjusted returns, capital preservation, and credit quality. The Fund is focused on executing a disciplined and rigorous investment approach in the best interest of our stakeholders. ArrowMark Financial believes these investment considerations are paramount in its stewardship, and in the value that we offer to our shareholders.

We believe the strength of the management team and the Fund’s ability to nimbly respond to market opportunities will position the Fund for growth, as well as offer an attractive yield and risk-adjusted returns.

Our mission is to create long-term value for our shareholders. We appreciate the recognition and the support over the past year, and we wish you a safe year ahead.

5	ArrowMark Financial Corp. | Annual Report

Performance Data

Comparison of change in value of $10,000 investment in ArrowMark Financial Corp. vs. Bloomberg U.S. Aggregate Total Return Value Index and Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (Unaudited)

Average Annual Total Returns
	1 Year	5 Year	10 Year
ArrowMark Financial Corp.[1]	27.89%	8.78%	9.98%
Bloomberg U.S. Aggregate Total Return Value Index	1.25%	(0.33)%	1.35%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	8.19%	4.20%	5.16%

1 Based on market price.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling Investor Relations at 877-855-3434.

The Fund intends to evaluate performance as compared to that of the Bloomberg U.S. Aggregate Total Return Value Index and the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index. The Bloomberg U.S.Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is an index that measures the performance of high yield, non-investment grade corporate bonds, with a maximum allocation of 2% to any one issuer. References to an index over a specific period are provided for your information only and should not be considered indicative of an investment in ArrowMark Financial Corp. Note that an index is unmanaged and the information contained herein does not reflect any investment management fees or transaction costs. It is impossible to invest directly in an index.

The Fund’s investment objectives, strategies, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling 877-855-3434. Please read carefully before investing.

6

ArrowMark Financial Corp.

Consolidated Schedule of Investments

As of December 31, 2024

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Term Loans – 6.8%
Banking – 6.8%
Equity Bancshares Inc.	Subordinated Term Loan, 7.00%, 6/30/2030(4)	$5,000,000	$4,900,000
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%, 1/01/2030(5)	$700,000	595,000
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/01/2028(4)	$4,000,000	3,480,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%, 12/31/2028(5)	$1,700,000	1,491,750
	Total Term Loans (Cost $11,400,000)		10,466,750
Structured Debt Security – 7.2%
Banking – 7.2%
Community Funding 2018, LLC.	Preferred Shares (Estimated effective yield 11.19%), 144A(6)(7)	$14,860,000	11,237,875
	Total Structured Debt Securities (Cost $14,722,831)		11,237,875
Regulatory Capital Relief Securities – 110.7%
Banking – 110.7%
Absolute	Credit Linked Note, 17.10%, 10/10/2027(8)**	$2,354,464	2,365,413
Algonquin	Credit Linked Note, 14.49%, 11/20/2025(9)+	$2,890,234	2,705,908
Algonquin	Credit Linked Note, 15.24%, 11/01/2028(9)+	$1,986,708	1,904,051
Algonquin	Guarantee Linked Note, 13.49%, 05/01/2027(9)+	$4,778,493	4,590,706
AMF Ireland Finance 1 - Series 1	Profit Participating Note, 18.27%, 06/30/2031(4)(9)	$6,998,879	7,348,124
AMF Ireland Finance 1 - Series 2	Profit Participating Note, 11.80%, 12/15/2029(4)(8)	$1,984,578	1,989,319
AMF Ireland Finance 2 - Series 1	Profit Participating Note, 14.23%, 11/21/2031(4)(9)	$10,000,000	10,050,000
AMF Ireland Finance 2 - Series 2	Profit Participating Note, 15.95%, 04/19/2032(4)(9)	$3,000,000	3,025,500
AMF Ireland Finance 3 - Series 1	Profit Participating Note, 11.05%, 06/30/2030(4)(8)**	$3,859,246	3,863,285
AMF Ireland Finance 3 - Series 2	Profit Participating Note, 11.31%, 12/31/2034(4)(10)**	€3,000,000	3,153,542
AMF Ireland Finance 3 - Series 3	Profit Participating Note, 14.42% 07/08/2032(4)(9)	$2,000,000	2,049,200
AMF Ireland Finance 3 - Series 4	Profit Participating Note, 8.86%, 09/30/2039(4)(10)	€4,700,000	4,868,495
AMF Ireland Finance 4 - Series 1	Profit Participating Note, 13.23%, 10/10/2030(4)(9)**	$2,500,000	2,527,705
AMF Ireland Finance 4 - Series 2	Profit Participating Note, 11.90%, 12/12/2033(4)(11)	€1,500,000	1,553,775
AMF Ireland Finance 4 - Series 3	Profit Participating Note, 9.79%, 06/30/2033(4)(10)	£2,500,000	3,129,750
AMF Ireland Finance 4 - Series 4	Profit Participating Note, 9.37%, 11/28/2039(4)(10)**	€2,400,000	2,486,040
Auto ABS Synthetic French Loans	Credit Linked Note, 15.36%, 12/27/2030(12)**	€1,843,082	1,932,067
Boa Vista	Credit Linked Note, 11.86%, 05/02/2043(10)**	€2,000,000	2,086,720

7	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

Company(1)	Investment	# of Shares/Par Amount(2)		Fair Value(3)
Regulatory Capital Relief Securities (continued)
Banking (continued)
Castelo	Credit Linked Note, 12.06%, 05/05/2025(10)**		€1,400,278	$1,441,775
Cedar	Credit Linked Note, 13.56%, 12/15/2027(10)**		€2,220,676	2,291,777
Cedar	Credit Linked Note, 14.06%, 03/30/2030(4)(10)**		€3,486,359	3,699,823
CHAKRA	Credit Linked Note, 14.39%, 11/21/2027(9)+		$4,000,000	4,113,400
Colonnade	Credit Linked Note, 17.36%, 04/30/2028(4)(9)		$4,430,907	4,456,163
Colonnade	Credit Linked Note, 17.08%, 11/30/2029(4)(9)		$7,012,998	7,064,193
Colonnade	Credit Linked Note, 17.86%, 12/15/2029(4)(9)		$3,574,551	3,619,947
Colonnade	Credit Linked Note, 17.22%, 04/30/2030(4)(9)		$9,386,956	9,544,657
CRAFT	Credit Linked Note, 16.66%, 11/28/2030, 144A(6)(9)		$5,000,000	5,221,750
CRAFT	Credit Linked Note, 14.89%, 04/30/2028, 144A(6)(13)		$567,031	649,250
CRAFT	Credit Linked Note, 13.28%, 02/21/2031, 144A(4)(6)(13)		$3,034,944	3,065,294
Elvetia	Credit Linked Note, 0.00%, 10/20/2029(4)(14)+	CHF	13,679	11,964
Elvetia	Credit Linked Note, 10.39%, 10/20/2030(4)(14)+	CHF	2,725,056	2,469,681
Elvetia	Credit Linked Note, 10.64%, 01/21/2031(4)(14)+	CHF	2,550,000	2,837,579
FCT Colisee	Credit Linked Note, 13.71%, 01/15/2031(4)(15)+		€766,318	803,634
FCT Colisee	Credit Linked Note, 11.22%, 07/07/2033(10)+		€1,463,406	1,524,509
FCT Opale	Credit Linked Note, 12.27%, 05/05/2027(9)+		$4,000,000	4,005,000
Future Ready Chakra	Credit Linked Note, 12.78%, 12/15/2029(9)+		$4,583,333	4,372,729
LOFT	Credit Linked Note, 12.41%, 02/28/2030,144A(4)(6)(9)		$2,870,000	2,970,451
LOFT	Credit Linked Note, 23.91%, 02/28/2030, 144A(6)(9)		$6,692,300	6,874,666
Mespil	Credit Linked Note, 15.15%, 12/08/2031(9)**		$3,448,018	3,345,094
Muskoka	Credit Linked Note, 15.31%, 11/01/2027(9)+		$2,650,000	2,665,727
Nansa	Credit Linked Note, 12.67%, 04/05/2026(4)(10)**		€307,685	318,715
Nightingale LF	Credit Linked Note, 15.70%, 04/01/2028(4)(11)**		£2,000,000	2,503,800
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 12.66%, 06/29/2026(15)**		€1,642,266	1,707,895
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 12.56%, 11/10/2026(15)+		€1,756,205	1,782,327
Pymes Magdalena	Credit Linked Note, 10.77%, 03/20/2050(10)**		€2,010,049	2,041,091
Resonance	Credit Linked Note, 11.27%, 10/05/2026(10)**		€942,564	978,063
Salisbury	Credit Linked Note, 15.20%, 06/16/2027(11)+		£5,032,072	6,125,812
Salisbury	Credit Linked Note, 14.45%, 03/20/2028(11)+		£609,171	765,134
Salisbury	Credit Linked Note, 14.95%, 04/17/2028(11)+		£3,805,248	4,883,051
Salisbury	Credit Linked Note, 0.00%, 04/17/2028(4)(11)+		£115,541	87,973
Start	Credit Linked Note, 5.36%, 06/16/2024(4)(9)+		$3,283,490	1,069,104
Terra	Credit Linked Note, 12.62%, 09/25/2029(9)**		$8,109,444	8,031,593
Waterloo	Credit Linked Note, 14.70%, 05/25/2031(4)(9)**		$2,700,000	2,713,500
	Total Regulatory Capital Relief Securities (Cost $175,947,268)			171,686,721

See Notes to financial statements.	Annual Report | ArrowMark Financial Corp.	8

Company(1)	Investment	# of Shares/Par Amount(2)	FairValue(3)
Trust Preferred and Preferred Securities – 1.2%
Banking – 1.2%
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A - 9%(4)(16)(17)	$2,789,000	$1,673,400
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B - 9%(4)(17)(18)	$200,000	120,000
	Total Trust Preferred and Preferred Securities (Cost $3,004,203)		1,793,400
	Total Long-Term Investments (Cost $205,074,302)		195,184,746
Money Market Fund – 4.0%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX) 4.37%	6,215,073	6,215,073
	Total Money Market Fund (Cost $6,215,073)		6,215,073
	Total Investments (Cost $211,289,375)(19)(20) — 129.9%		201,399,819
	Other assets and liabilities, net — (29.9)%(21)		(46,300,026)
	Total Net Assets — 100.0%*		$155,099,793

(1)	Except with respect to Community Funding 2018, LLC ("CF 2018"), we do not "control" and are not an "affiliate" of any of our investments, as such terms are defined under the Investment Company Act of 1940 (the "1940 Act"). We may be deemed to control and be an affiliate of CF 2018 because we are the sole member of such entity.
(2)	Par Value in USD, GBP, EUR or CHF.
(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.
(4)	Investments determined using significant unobservable inputs (Level 3). The value of such securities is $ 103,454,613 or 66.70% of net assets.
(5)	The estimated effective yield including structuring fees paid annually through maturity of 2030 and 2028, respectively, is 9.60%.
(6)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933.
(7)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.
(8)	Floating rate note: 30 Day Average SOFR + minimum of 6.50%
(9)	Floating rate note: 90 Day Average SOFR + minimum of 0.00%
(10)	Floating rate note: 3M EURIBOR (Floored at 0%) + minimum of 6.00%
(11)	Floating rate note: SONIA + minimum of 7.20%
(12)	Floating rate note: 1M EURIBOR + minimum of 12.50%
(13)	Floating rate note: 3M SOFR + minimum of 8.76%
(14)	Floating rate note: 3M CHF SARO + minimum of 8.00%
(15)	Floating rate note: 3M EURIBOR + minimum of 9.50%
(16)	As of December 31, 2024, this investment has deferred, undeclared and compounding dividends of $316,341 that will be recognized by ArrowMark Financial Corp. once they are declared by Fidelity Federal Bancorp.
(17)	Non-income producing securities
(18)	As of December 31, 2024, this investment has deferred, undeclared and compounding dividends of $22,685 that will be recognized by ArrowMark Financial Corp. once they are declared by Fidelity Federal Bancorp.
(19)	As of December 31, 2024, the tax cost basis of investment securities was $211,289,375. The gross unrealized appreciation over tax cost was $2,468,668 and gross unrealized depreciation under tax cost was $12,358,224. Net unrealized depreciation of tax cost under value was $9,889,556.
(20)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(21)	Includes $46,800,000 in bank loans from Texas Capital Bank.
*	Substantially all of the companies portfolio assets are pledged in respect of the credit facility (see note 7).
**	Held in Marshall Holdings Limited II.
+	Held in Marshall Holdings Limited III.

9	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

Forward foreign currency contracts outstanding as of December 31, 2024 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	6,045,106	CHF	5,416,717	01/31/25	NWG	$55,713
USD	37,451,417	EUR	35,910,842	01/31/25	NWG	207,457
USD	18,335,811	GBP	14,651,653	01/31/25	NWG	(1,773)
						$261,397

ABS	Asset-Backed Security
CHF	Swiss Franc
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
GBP	British Pound
NWG	NatWest
PLC	Public Limited Company
SARO	Swiss Average Rate Overnight
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
USD	United States Dollar

Affiliated Investments

Investments in and advances to Affiliates (as per	Shares/Principal	Net Realized Gain/Loss	Net Increase (Decrease) in Unrealized	Interest	12/31/2024
210.12-14) for Year Ended 12/31/2024	Amount*	for Period	Appreciation	Received	Value
Security Name
Community Funding 2018, LLC., Preferred shares, 11.19%*	$14,860,000	$–	$247,044	$1,270,434	$11,237,875

*The balance at the beginning of the period was $14,860,000. During the period the Fund made no additions or sales of the position and received no paydowns.

See Notes to financial statements.	Annual Report | ArrowMark Financial Corp.	10

Additional Information

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC.

Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$9,000,000	California
Delmar Bancorp	4,500,000	Maryland
Fidelity Federal Bancorp	8,000,000	Indiana
First Bancshares, Inc.	10,000,000	Mississippi
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp	1,650,000	Kansas
Total	$36,150,000

11	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

Financial Statements

Consolidated Statement of Assets and Liabilities As of December 31, 2024

Assets
Unaffiliated investments in securities, at fair value (Cost $196,566,544)	$190,161,944
Affiliated investments in securities, at fair value (Cost $14,722,831)	11,237,875
Cash	2,417,838
Foreign Cash (Cost $243,295)	243,349
Unrealized appreciation on forward foreign currency contracts	263,170
Interest and dividends receivable	3,537,456
Prepaid assets	352,872
Total assets	208,214,504

Liabilities
Loan payable (Note 7)	46,800,000
Dividends payable	4,628,549
Investment advisory fees payable	916,484
Excise tax payable (Note 5)	500,086
Loan interest payable	71,393
Unrealized depreciation on forward foreign currency contracts	1,773
Accrued expenses payable	196,426
Total liabilities	53,114,711

Net Assets	$155,099,793

Net assets consist of:
Common stock, at par ($0.001 per share)	$7,121
Paid-in capital	155,939,883
Total distributable earnings (loss)	(847,211)
Net Assets	$155,099,793

Net asset value per share
Common Stock Shares Outstanding	7,120,782
Net asset value per common share	$21.78
Market price per share	$20.98
Market price discount to net asset value per share	(3.67)%

See Notes to financial statements.	Annual Report | ArrowMark Financial Corp.	12

Consolidated Statement of Operations For the Year Ended December 31, 2024

This Statement of Operations summarizes the Company’s investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Interest from unaffiliated investments	$27,950,277
Interest from affiliated investments	1,270,434
Dividends	9,826
Origination fee income (Note 9)	128,810
Other income (Note 9)	108,447
Total investment income	29,467,794

Expenses
Interest expense	4,000,182
Investment advisory fee	3,667,735
Professional fees	803,243
Excise tax (Note 5)	500,086
Bank fees	295,206
Transfer agent, custodian fees and administrator fees	293,997
Valuation service fees	223,623
Directors’ fees	213,000
Investor relations fees	201,214
Delaware franchise tax	94,638
Insurance expense	71,056
Miscellaneous fees (proxy, etc.)	295,067
Total expenses	10,659,047
Waivers and/or reimbursements	(82,936)
Net expenses	10,576,111
Net investment income	18,891,683

Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Translations
Net realized loss on investments	(3,100,076)
Net realized gain from forward foreign currency contracts	3,845,544
Net realized loss from foreign currency translations	(100,648)
Net change in unrealized depreciation on unaffiliated investments	(2,992,145)
Net change in unrealized appreciation on affiliated investments	247,044
Net change in unrealized appreciation on forward foreign currency contracts	10,733
Net change in unrealized depreciation on foreign currency translations	(57,141)
Net realized and unrealized gain/(loss) on investments, forward foreign currency contracts and forward foreign translations	(2,146,689)

Net Increase in Net Assets Resulting From Operations	$16,744,994

13	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

Consolidated Statements of Changes In Net Assets

These statements of changes in net assets show how the value of the Company’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Increase (Decrease) in Net Assets
From Operations
Net investment income	$18,891,683	$18,664,305
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency translations	644,820	(3,077,805)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	(2,791,509)	4,661,426

Net increase in net assets resulting from operations	16,744,994	20,247,926

Distributions to shareholders
From total distributable earnings	(14,236,215)	(15,639,229)
Total distributions	(14,236,215)	(15,639,229)

From Company share transactions
Reinvestment of distributions	155,463	167,793
Increase in net assets resulting from Company share transactions	155,463	167,793

Total increase	2,664,242	4,776,490

Net assets
Beginning of year	152,435,551	147,659,061
End of year	$155,099,793	$152,435,551

Shares outstanding
Beginning of year	7,112,453	7,102,626
Reinvestment of distributions	8,329	9,827
End of year	7,120,782	7,112,453

See Notes to financial statements.	Annual Report | ArrowMark Financial Corp.	14

Consolidated Statement of Cash Flow

This Statement of Cash Flows shows cash flow from operating and financing activities for the year stated.

For the Year Ended December 31, 2024
Cash flows from operating activities
Net increase in net assets from operations	$16,744,994

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investments securities	(36,112,998)
Proceeds from sales and redemptions of investment securities	32,811,032
Net sales of short-term investments	(7,079,527)
Net realized loss on investments	3,100,076
Net change in net unrealized depreciation on investments	2,745,101
Net change in unrealized appreciation on forward foreign currency contracts	(10,733)
Net accretion of discount	(238,407)
Decrease in prepaid expenses	433,128
Decrease in receivable for investments sold	1,635,072
Decrease in interest receivable and dividends receivable	388,251
Decrease in payable for securities purchased	(479,140)
Increase in advisory fees payable	18,122
Decrease in loan interest payable	(232,631)
Increase in excise tax payable	139,616
Decrease in accrued fees payable	(80,117)
Net cash provided by operating activities	13,781,839
Cash flows from financing activities
Increase in loan payable	1,800,000
Cash distributions to shareholders	(13,364,065)
Net cash used for financing activities	(11,564,065)
Net increase in cash	2,217,774
Cash and Foreign Cash:
Beginning of year	443,413
End of year	$2,661,187

Supplemental disclosure of cash flow information
Cash paid for interest	$4,232,813
Distributions reinvested	$155,463

15	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

Consolidated Financial Highlights

The financial highlights show how the Company’s net asset value for a common stock share has changed during the year.

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022	2021	2020
Per share operating performance
Net Asset value, beginning of year	$21.43	$20.79	$21.70	$21.44	$21.83
Net investment income[1]	2.65	2.63	1.84	1.60	1.68
Net realized and unrealized gain/(loss) on investments[1]	(0.30)	0.21	(1.09)	0.28	(0.50)
Total from investment operations	2.35	2.84	0.75	1.88	1.18
Less distributions to shareholders
From net investment income	(2.00)	(1.78)	(1.66)	(1.62)	(1.57)
From net realized capital gains	—	(0.42)	—	—	—
Total distributions	(2.00)	(2.20)	(1.66)	(1.62)	(1.57)
Net asset value, end of year	$21.78	$21.43	$20.79	$21.70	$21.44
Per share market value, end of year	$20.98	$18.16	$17.04	$21.97	$19.25
Total investment return based on market value[2]	27.89%	20.89%	(15.16)%	23.19%	(5.76)%
Total investment return based on net asset value[2]	12.51%	16.93%	4.80%	9.25%	7.22%
Ratios and supplemental data
Net assets end of period (in millions)	$155.1	$152.4	$147.7	$153.5	$140.8
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any[3]	6.96%	6.72%	5.64%	4.47%	4.17%
Expenses after waivers and/or recoupment, if any[4,5]	6.90%	6.67%	5.64%	4.41%	4.17%
Net investment income[6]	12.33%	12.43%	8.72%	7.46%	8.10%
Portfolio turnover rate	17%	16%	29%	20%	60%
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$46,800	$45,000	$55,600	$60,000	$43,000
Asset Coverage per $1,000 for revolving credit agreement	4,314	4,387	3,656	3,558	4,274

1	The net investment income and unrealized gain/(loss) on investments per share were calculated using the average shares outstanding method.
2	Investment return based on net asset value includes management fee and all other expenses paid by the Fund. Dividends are reinvested in accordance with Fund’s Dividend Reinvestment Plan. Investment return based on market value is based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.
3	Ratio of expenses before waivers or recoupment, if any, to managed assets equals 5.16%, 5.13%, 4.08%, 3.34%, 3.49%, 3.55%, 3.83%, 3.67%, 3.58% and 3.62% for the years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, respectively.
4	Excluding interest expense, net operating expenses would have been 4.29%, 4.31%, 4.09%, 3.53%, 3.61%, 3.40%, 3.61%, 3.75%, 3.74% and 3.54% for the years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, respectively.
5	Ratio of expenses after waivers or recoupment, if any, to managed assets equals 5.12%, 5.09%, 4.08%, 3.38%, 3.49%, 3.55%, 3.78%, 3.73%, 3.52% and 3.35% for the years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, respectively.
6	Ratio of net investment income to managed assets equals 9.15%, 9.48%, 6.31%, 5.65%, 6.77%, 5.75%, 5.74%, 5.51%, 5.23% and 4.88% for the years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, respectively.

See Notes to financial statements.	Annual Report | ArrowMark Financial Corp.	16

Consolidated Financial Highlights

The financial highlights show how the Company’s net asset value for a common stock share has changed during the year.

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Per share operating performance
Net Asset value, beginning of year	$21.43	$21.56	$21.22	$21.62	$21.86
Net investment income	1.54	1.63	1.58	1.56	1.44
Net realized and unrealized gain/(loss) on investments	0.38	(0.10)	0.26	(0.50)	(0.17)
Total from investment operations	1.92	1.53	1.84	1.06	1.27
Less distributions to shareholders
From net investment income	(1.52)	(1.66)	(1.50)	(1.46)	(1.29)
Return of capital	—	—	—	—	(0.22)
Total distributions	(1.52)	(1.66)	(1.50)	(1.46)	(1.51)
Net asset value, end of year	$21.83	$21.43	$21.56	$21.22	$21.62
Per share market value, end of period/year	$22.30	$19.30	$20.13	$18.69	$16.30
Total investment return based on market value	24.00%	3.84%	16.21%	24.45%	(8.68)%
Total investment return based on net asset value	9.32%	7.65%	9.62%	6.53%	7.88%
Ratios and supplemental data
Net assets end of period (in millions)	$143.2	$140.4	$141.0	$138.6	$140.8
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any	4.39%	5.01%	4.93%	5.02%	4.87%
Expenses after waivers and/or recoupment, if any	4.39%	4.95%	5.01%	4.94%	4.50%
Net investment income	7.11%	7.52%	7.39%	7.33%	6.56%
Portfolio turnover rate	13%	30%	16%	34%	101%
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$17,700	$51,000	$25,750	$61,500	$25,000
Asset Coverage per $1,000 for revolving credit agreement	9,090	3,753	6,478	3,253	6,631

17	ArrowMark Financial Corp. | Annual Report	See Notes to financial statements.

Notes to Consolidated Financial Statements

Note 1 — Organization

ArrowMark Financial Corp. (“AMFC” or the “Company”) is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) which commenced investment operations on November 13, 2013. In addition, AMFC has elected to be treated for tax purposes as a regulated investment company (‘‘RIC’’) under Subchapter M of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).As an investment company, the Company follows the accounting and reporting guidance of the Financial Accounting Standards Board and theAccounting Standards CodificationTopic 946 “Financial Services — Investment Companies.”

Investment Objectives — ArrowMark Financial Corp.’s primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation.There can be no assurance that the Company will achieve the investment objectives.

Investment Strategies — The Company is focused on income generation, capital preservation, and providing risk-adjusted rates of return. The Company attempts to achieve its investment objective through investment in preferred equity, debt and subordinated debt, structured notes and securities, convertible securities, regulatory capital securities and common equity issued or structured by banks and financial institutions including community banks, larger regional, national and money center banks domiciled in the United States and foreign and global money center banks. (“banking-related securities”). The Company makes investments that will generally be expected to pay the Company dividends and interest on a current basis and generate capital gains over time. The Company may seek to enhance the Company’s returns through the use of warrants, options and other equity conversion features. The Company has a policy to invest, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in such banking-related securities.

The Company focuses its portfolio on making long-term, passive, non-control investments in the banking sector, including “regulatory capital securities” which are securities issued or structured by banks seeking capital that is treated more favorably under banking regulations than other types of capital, acquisitions and other refinancing activities regulatory capital securities are issued or structured by a bank to maintain or reduce its regulatory capital requirements by transferring certain credit risks to investors. Regulatory capital securities may be structured in a variety of ways and are highly bespoke to the needs of the bank or other deposit-taking institution involved. Regulatory capital securities may be in the form of structured notes (e.g., credit-linked notes), contingent convertible securities, and other structured products or transactions. The Company intends to continue to direct investments in numerous issuers differentiated by asset size, business models and geographies. The Company also may invest in an option strategy that will normally consist of writing (selling) call options on bank equity securities in the Company’s portfolio (“covered calls”).The Company invests in foreign securities and the Company is not limited in the amount of assets the Company may invest in such foreign securities.

Annual Report | ArrowMark Financial Corp.	18

The Company indirectly invests in securities issued or structured by banks through structured securities and credit derivatives, including collateralized loan obligations (CLOs) and credit-linked notes. The Company currently invests in credit-linked notes for which the performance and payment of principal and interest is tied to a reference asset such as a pool of loans originated by a bank and held on its balance sheet. The Company also invests in equity and junior debt tranches of CLOs, and other debt securitizations, that are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to (and, to a lesser extent, unsecured, subordinated debentures and notes issued by) community banks or savings institutions or their respective holding companies. The Company may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. These indirect investments provide exposure to and focus on the same types of direct investments that the Company makes in banking companies and, accordingly, the Company’s investments in structured securities (such as credit-linked notes and CLOs) and credit derivatives that provide exposure to the banking industry are considered an investment in banking securities. The loans or other assets pledged as collateral in these securitizations may not be publicly rated by any rating agency, and may have greater credit and liquidity risks than investment-grade corporate obligations that are publicly rated. The Company believes that the use of such instruments complements the Company’s overall strategy and enhance the diversity of the Company’s holdings.

The Company may also incur additional leverage to the extent permitted by the Investment Company Act. Although the Company normally seeks to invest substantially all of the Company’s assets in banking-related securities, the Company reserves the ability to invest up to 20% of the Company’s assets in other types of securities and instruments.

Additionally, the Company may take temporary defensive positions that are inconsistent with the Company’s investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Company does so, the Company may not achieve the Company’s investment objective.The Company may also choose not to take defensive positions.

Consolidation of Disregarded Entities — The Company makes investments in securities through Marshall Holdings II, Limited and Marshall Holdings III, Limited, both organized under the laws of the Cayman Islands (the “Disregarded Entities”).The consolidated financial statements of the Company include all assets and liabilities of the Disregarded Entities. All inter-company accounts and transactions have been eliminated. As of December 31, 2024, the net assets of the Designated Entities were $94,206,188, which represented 60.74% of the Fund’s net assets.

Note 2 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by AMFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and requires the Board of Directors, inclusive of the sub-committees, and ArrowMark Asset Management, LLC (the "Advisor") to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — AMFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

19	ArrowMark Financial Corp. | Annual Report

Investment Valuation–The most significant estimates made in the preparation of the financial statements of ArrowMark Financial Corp (“AMFC” or the “Company”). are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that AMFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

●	Level 1— Quoted prices in active markets for identical securities;

●	Level 2 — Other significant observable inputs. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

●	Level 3 — Significant unobservable inputs, including the Company’s own determinations about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by AMFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, AMFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. AMFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Annual Report | ArrowMark Financial Corp.	20

AMFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. AMFC’s Board of Directors will also review valuations of such investments provided by the Advisor. To the extent AMFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market value cannot be obtained or if the Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by the Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Structured Debt Securities– AMFC may acquire equity or preferred equity in structured debt securities or other structured financings. In valuing such investments, AMFC attempts to obtain a minimum of two marks provided by recognized industry brokers as a primary source, supplemented by actual trades executed in the market at or around period-end, as well as the marks provided by the broker who arranges transactions in such investment vehicles. Any event adversely affecting the value of such structured debt securities and other structured financings, including events that impact the value of the underlying collateral held by such vehicles, would be magnified to the extent leverage is utilized. AMFC’s investment in structured debt securities and other structured financings that utilize leverage may make it more likely that substantial changes in the Company’s net asset value (“NAV”) will occur.

The fair value of the structured debt securities is determined using market price quotations (where observable) and other observable market inputs. When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Structured debt securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes and observable inputs. At December 31, 2024, AMFC’s investment in Community Funding 2018, LLC was valued on the basis of the average of two broker quotes.

Service fees are paid to StoneCastle Investment Management, LLC, (“The Servicer”).The Servicer rebates the entire service fee to AMFC quarterly. For the year ended December 31, 2024 this amounted to $108,447 relating to Community Funding 2018, LLC.

Regulatory Capital Relief Securities. Regulatory capital relief securities are senior unsecured debt obligations that are credit linked to the performance of a reference portfolio of certain loan related claims on corporate and similar entities. The fair value of regulatory capital relief securities is generally based on broker quotes. Regulatory capital relief securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes.

Preferred and Trust Preferred Securities. The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions). When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred and trust preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

21	ArrowMark Financial Corp. | Annual Report

Debt Securities. Under procedures established by the Board of Directors, we value secured debt, unsecured debt, senior term loans, subordinated term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value).We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Such determination of fair value may involve subjective judgments and estimates.

Equity Securities. AMFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company’s policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported “bid” price if held long, and last reported “ask” price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

Forward Contracts. Forward contracts are traded on the OTC market. The fair value of forward contracts is determined using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at December 31, 2024, were as follows:

	TOTAL FAIR VALUE AT 12-31-24	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Assets
Term Loans	$10,466,750	$—	$2,086,750	$8,380,000
Structured Debt Security	11,237,875	—	11,237,875	—
Regulatory Capital Relief Securities	171,686,721	—	78,405,508	93,281,213
Trust Preferred and Preferred Securities	1,793,400	—	—	1,793,400
Money Market Fund	6,215,073	6,215,073	—	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	263,170	—	263,170	—
Total Assets	$201,662,989	$6,215,073	$91,993,303	$103,454,613

Annual Report | ArrowMark Financial Corp.	22

	TOTAL FAIR VALUE AT 12-31-24	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Liabilities
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$(1,773)	$—	$(1,773)	$—
Total Liabilities	$(1,773)	$—	$(1,773)	$—

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. GAAP requires AMFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires AMFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

		REGULATORY CAPITAL	TRUST PREFERRED AND
		RELIEF	PREFERRED
	TERM LOANS	SECURITIES	SECURITIES	TOTAL
Balance at December 31, 2023	$—	$83,962,068	$—	$83,962,068
Realized loss including earnings	—	—	—	—
Net change in unrealized depreciation on investments	305,000	(8,755,149)	—	(8,450,149)
Purchases	—	37,921,044	—	37,921,044
Sales	—	—	—	—
Transfers in	8,075,000	9,651,622	1,793,400	19,520,022
Transfers out	—	(29,498,372)	—	(29,498,372)
Balance at December 31, 2024	$8,380,000	$93,281,213	$1,793,400	$103,454,613

The change in unrealized depreciation on Level 3 securities held as of December 31, 2024 was $(8,450,149).

	FAIR VALUE AT 12-31-24	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Term Loans	$8,380,000	Broker Quote	—	—	—
Regulatory Capital Relief Securities	84,438,921	Broker Quote	—	—	—
Regulatory Capital Relief Securities	7,354,535	Cost	—	—	—
Regulatory Capital Relief Securities	1,487,757	Residual	—	—	—
Trust Preferred and Preferred Securities	1,793,400	Broker Quote	—	—	—
	$103,454,613

23	ArrowMark Financial Corp. | Annual Report

In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated subsidiary-Community Funding 2018, LLC (CF 2018) as a significant subsidiary under the respective rules. However, as of December 31, 2024, CF 2018 was not considered a significant subsidiary under Regulation S-X Rule 1-02(w).

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by AMFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S.GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Forward Foreign Currency Transactions/Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. For the year ended December 31, 2024, the Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign	Forward Foreign
Currency	Currency
Contracts —	Contracts —
Purchased	Sold
$61,464,778	$61,382,568

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end.The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency.

Annual Report | ArrowMark Financial Corp.	24

Master Netting Agreement — In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”).An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements — For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day.Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty nonperformance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the even the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

25	ArrowMark Financial Corp. | Annual Report

The following tables present derivative assets and liabilities net of amounts available for offset under a master netting agreement and any related collateral received or posted by the Fund for forward foreign currency contracts as of December 31, 2024:

Counterparty	Derivative Assets - Gross	Derivative Available for Offset	Collateral Received	Derivative Assets - Net*
NatWest	$263,170	$(1,773)	$—	$261,397

* Net amount represents the net receivable from the counterparty in the event of a default.

Counterparty	Derivative Liability - Gross	Derivative Available for Offset	Collateral Posted	Derivative Liability - Net**
NatWest	$1,773	$(1,773)	$—	$—

** Net amount represents the net payable to the counterparty in the event of a default.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Disclosure About Derivative Instruments and Hedging Activities — The following tables provide quantitative disclosures about fair value amounts of, gains and losses on, the Fund’s derivative instruments as of December 31, 2024.

The following table lists the fair values of the Fund’s derivative holdings as of December 31, 2024 grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Equity Contracts	Foreign Currency Contracts	Total

Asset Derivatives
Forward foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$—	$263,170	$263,170
Total Value - Assets		$—	$263,170	$263,170

Annual Report | ArrowMark Financial Corp.	26

Derivative Type	Balance Sheet Location	Equity Contracts	Foreign Currency Contracts	Total

Liabilities Derivatives
Forward Foreign Currency Contracts	Unrealized depreciation on forward foreign currency contracts	$—	$(1,773)	$(1,773)
Total Value - Liabilities		$—	$(1,773)	$(1,773)

The following table lists the amounts of realized gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2024, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Foreign Currency Contracts	Total

Realized Gain (Loss)
Forward Foreign Currency Contracts	Net realized gain from forward foreign currency contracts	$—	$3,845,544	$3,845,544
Total Realized Gain (Loss)		$—	$3,845,544	$3,845,544

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2024, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Foreign Currency Contracts	Total

Change in appreciation (depreciation)
Forward Foreign Currency Contracts	Net change in unrealized depreciation on forward foreign currency contracts	$—	$10,733	$10,733
Total change in appreciation		$—	$10,733	$10,733

Note 3 — Investment Advisory Fee and Other Fee Arrangements

ArrowMark Asset Management, LLC, serves as investment advisor to AMFC pursuant to a management agreement with AMFC (the “Management Agreement”). For its services as the investment advisor, AMFC pays the Advisor a fee at the annual rate of 1.75% of managed assets. AMFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our managed assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings.

In addition, for the year ended December 31, 2024, the Advisor reimbursed the Fund $82,936 for expenses related to Investor Relations Fees, representing approximately 0.05% of net assets.

AMFC currently pays each Director who is not an officer or employee of the Advisor a fee of $55,000 per annum, plus $1,500 for each in-person meeting of the Board of Directors or committee meeting. The chairman of AMFC’s audit committee, nominating committee and the Lead Independent Director are each paid an additional $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested Directors do not receive any compensation from AMFC. AMFC has incurred $213,000 of Directors fees for the year ended December 31, 2024.

Note 4 — Purchases and Sales and Redemptions of Securities

For the year ended December 31, 2024, (i) the cost of purchases was $36,112,998 (ii) the sales and redemptions of securities was $32,811,032.

27	ArrowMark Financial Corp. | Annual Report

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, AMFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund anticipates being subject to an excise tax of $500,086 for the calendar year 2024, of which $500,086 was accrued as of December 31, 2024.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

AMFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires AMFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. AMFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, AMFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net assets, net investment income and net realized gains were not affected by these adjustments. For the year ended December 31, 2024, these adjustments increased distributable earnings by $500,086 and decreased paid-in capital by $500,086. The primary reasons for this reclassification relates to a reclass of capital gain to ordinary income, disallowed expenses, redesignation of dividends paid and fund level return of capital.

As of December 31, 2024, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	$(3,782,948)
Unrealized Depreciation*	(9,917,144)
Undistributed Ordinary Income	17,481,430
Other	(4,628,549)
Total	$(847,211)

* Includes unrealized depreciation on foreign currency translations.

For the year ended December 31, 2024, the tax character of distributions paid by the Company was $14,236,215 of ordinary income dividends and $0 of long-term capital gains. For the year ended December 31, 2023, the tax character of distributions paid by the Company was $12,220,585 of ordinary income dividends and $2,987,081 of long-term capital gains. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

Annual Report | ArrowMark Financial Corp.	28

The Company declared a $0.45 per share dividend on March 6, 2024, June 14, 2024, and September 16, 2024, a $0.65 per share dividend on December 4, 2024, which was paid on March 28, 2024, June 28, 2024, September 30, 2024, and January 3, 2025, respectively.

At December 31, 2024, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by AMFC were as follows:

Federal tax cost	$211,289,375
Gross unrealized appreciation	2,468,668
Gross unrealized depreciation	(12,358,224)
Net unrealized depreciation	$(9,889,556)

Pursuant to federal income tax rules applicable to regulated investment companies, AMFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2024 and ending December 31, 2024, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2025. For the year ended December 31, 2024,AMFC had no ordinary income or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2024 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. AMFC is permitted to carry forward capital losses incurred for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. For the year ended December 31, 2024, AMFC had capital loss carryforwards of $3,782,948, of which $0 are short-term losses and $3,782,948 are long-term losses.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company’s prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company’s common shares (“Common Shares”) is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

29	ArrowMark Financial Corp. | Annual Report

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares’ market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Basel III protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a Federal Deposit Insurance Corporation ("FDIC")-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Annual Report | ArrowMark Financial Corp.	30

Illiquid and Restricted Securities Risk — Investment of the Company’s assets in illiquid and restricted securities may restrict the Company’s ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company’s operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Regulatory Capital Relief Securities Risk — Regulatory capital relief securities are subject to several risks. In particular, to all capital securities, banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of regulatory capital relief securities, where stricter regulation could make regulatory capital relief securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem an investment early, which subjects the Company to reinvestment risk. Regulatory capital relief securities remain subject to the same sector specific and other risks as any banking-related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients.

Note 7 — Revolving Credit Agreement

The Company has utilized a revolving credit agreement with Texas Capital Bank, located in Dallas, Texas. (the “Credit Agreement” or “Facility”) since June 9, 2014. The Credit Agreement has been modified since then to reflect changes in borrowing amounts and lending terms.

The most recent modifications are as follows:

On May 25, 2017, the Company amended its Credit Agreement to the following terms:

●	The cost of the Facility has decreased to a significantly lower credit spread of LIBOR +2.35%, down from LIBOR +2.85%.
●	The maturity date of the facility has been extended for five years to May 16, 2022.
●	The size of the Facility has been adjusted from $70 million to $62 million.
●	The Company is charged a fee of 0.50% on any undrawn commitment balance.
●	The Company was no longer required to maintain a deposit account of $3.5 million.

On May 25, 2022, the Company amended the following terms of its Credit Agreement:

●	The maturity date of the Facility was extended to May 27, 2025 (which may be extended until May 27, 2026 at the option of the Company).
●	The maximum size of the Facility was increased from $62 million to $70 million and the cost of the Facility was priced at Secured Overnight Funding Rate ("SOFR") + 2.61%.
●	At closing, two additional lenders joined Texas Capital Bank as the lending group

The Credit Agreement contains customary covenants, negative covenants, and default provisions, including covenants that limit the Company’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease, or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company’s policies.

31	ArrowMark Financial Corp. | Annual Report

The Facility was rated “A3” by Moody’s Investor Services as of December 31, 2021. As of January 12, 2022, the rating was Baa1.The Facility remains secured by substantially all of the assets of the Company.

As of December 31, 2024, $46,800,000 has been committed and drawn and is at fair value. Such borrowings constitute financial leverage. For the year ended December 31, 2024, the average daily loan balance was $49,169,672, a weighted average interest rate of 7.79% with respect to these borrowings, interest expense of $4,000,182 is included in the Statement of Operations.

Note 8 — Indemnification

In the normal course of business, AMFC may enter into contracts that provide general indemnifications. AMFC’s maximum exposure under these arrangements is dependent on claims that may be made against AMFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the AMFC’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to AMFC.

Note 9 — Origination Fees and Other Income

Includes closing fees (or origination fees or structuring fees) associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring. Other Income includes service fees earned from the Community Funding 2018, LLC. AMFC had closing fee income of $128,810 and other income of $108,447 for the year ended December 31, 2024.

Note 10 — Capital Share Transactions

As of December 31, 2024, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, AMFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, AMFC issued 4,001 shares of common stock. On November 13, 2013, AMFC sold 4,400,000 shares of common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 AMFC sold an additional 125,000 shares and 167,047 shares, respectively, of common stock at a public offering price of $25.00 per share pursuant to the underwriters’ exercise of the over-allotment option. On November 7, 2014, AMFC sold an additional 1,600,000 shares of common stock via an initial public offering at a price of $23.00 per share. On December 2, 2014, AMFC sold an additional 202,000 shares of common stock at a public offering price of $23.00 per share pursuant to the underwriters’ exercise of the over-allotment option. On July 13, 2021, AMFC sold an additional 492,234 shares of common stock at a public offering price of $21.89 in a registered direct offering. The purchase price for one share of common stock was $21.89. The Net Asset Value at the time of the transaction was $21.85. The registered direct offering was accretive to current shareholders.

On October 21, 2021, the Company filed a prospectus supplement with the U.S. Securities and Exchange Commission (“SEC”), under which it could offer and sell up to $30,000,000 of its common stock (the “Common Stock”) from time to time through an “at-the-market” equity offering program (the “ATM Offering”). Shares of Common Stock were offered through B. Riley Securities, Inc. which served as the sales agent.

For the period of October 21, 2021 to December 31, 2021, the Company sold 5,771 shares of its common stock, for total net proceeds to the Company of $127,331. In connection with such sales, the Company paid a total of approximately $1,299 in sales agent commissions.

Annual Report | ArrowMark Financial Corp.	32

For the period January 1, 2022 to December 31, 2022, the Company sold 21,114 shares of its common stock, for total net proceeds to the Company of $458,370. In connection with such sales, the Company paid a total of approximately $6,496 in sales agent commissions.

For the period January 1, 2023 to December 31, 2024, the Company did not sell its common stock. The Company’s shelf registration statement expired on May 28, 2024.

Total shares of Common Stock issued and outstanding at December 31, 2024 were 7,120,782.

Note 11 — Senior Securities

The Company did not have any senior securities outstanding prior to June 9, 2014. Borrowings under the Credit Facility for each fiscal year commencing with December 31, 2013, were as follows:

Class and Year(a)	Total Amount Outstanding(b)		Asset Coverage Per Unit(c)		Average Market Value (excludes Bank Loans)
Credit Facility
Fiscal 2013 (as of December 31, 2013)	N/A	(d)	N/A	(d)	N/A	(d)
Fiscal 2014 (as of December 31, 2014)	$22,500,000		$7,317		N/A
Fiscal 2015 (as of December 31, 2015)	$25,000,000		$6,631		N/A
Fiscal 2016 (as of December 31, 2016)	$61,500,000		$3,253		N/A
Fiscal 2017 (as of December 31, 2017)	$25,750,000		$6,478		N/A
Fiscal 2018 (as of December 31, 2018)	$51,000,000		$3,753		N/A
Fiscal 2019 (as of December 31, 2019)	$17,700,000		$9,090		N/A
Fiscal 2020 (as of December 31, 2020)	$43,000,000		$4,274		N/A
Fiscal 2021 (as of December 31, 2021)	$60,000,000		$3,558		N/A
Fiscal 2022 (as of December 31, 2022)	$55,600,000		$3,656		N/A
Fiscal 2023 (as of December 31, 2023)	$45,000,000		$4,387		N/A
Fiscal 2024 (as of December 31, 2024)	$46,800,000		$4,314		N/A

(a) On June 9, 2014, the Company entered into the Credit Facility, a revolving credit agreement which had an initial aggregate principal amount of up to $45,000,000 and stated maturity date of June 9, 2019. The interest rate applicable to borrowings thereunder was generally LIBOR plus an applicable margin of 2.85%. The Credit Facility’s commitment was increased to $70 million on January 16, 2015.The Credit Facility was further amended in May 2017 to reflect a single lender, Texas Capital Bank, N.A., a reduced rate of LIBOR +2.35% and a maximum borrowing amount of $62 million. In May 2022, the Credit Facility was further amended to reflect the addition of two lenders, a new rate of SOFR +2.61% and a maximum borrowing amount of $70 million. See “Leverage—Effects of Leverage” for a description of our revolving credit agreement.

(b) Total amount of each class of senior securities outstanding at the end of the period.

(c) The asset coverage ratio for senior securities representing indebtedness is calculated as our consolidated total assets, less all consolidated liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(d)  No credit facility was in place in 2013. The credit facility was put in place during 2014. See (a).

Note 12 — Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

33	ArrowMark Financial Corp. | Annual Report

Auditor’s Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of ArrowMark Financial Corp.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of ArrowMark Financial Corp. (the “Company”), including the consolidated schedule of investments, as of December 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statement of cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the ten years in the period then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of ArrowMark Financial Corp. as of December 31, 2024, the results of its operations for the year then ended, its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Company’s auditor since 2015.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, private companies and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2025

Annual Report | ArrowMark Financial Corp.	34

Dividends and Distributions

Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” or “RICs” and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter.The Company’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2024

Period	Amount Declared
1st Quarter 2024	$0.45
2nd Quarter 2024	$0.45
3rd Quarter 2024	$0.45
4th Quarter 2024	$0.65
$2.00

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an “opt out” dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan (the “Plan”) all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by the Board of Directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

35	ArrowMark Financial Corp. | Annual Report

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

Annual Report | ArrowMark Financial Corp.	36

Share Price Data

The following table sets forth, for the quarters indicated, the highest and lowest prices on the NASDAQ Global Select Market per share of common stock, and the NAV per share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the NASDAQ Global Select Market during the respective quarters.

					Premium/
			NASDAQ		(Discount)
	NAV per Share		Global Select		to NAV
	on Date of		Market Price		on Date of
During	Market Price(1)		Per Share(2)		Market Price(3)		Trading
Quarter Ended	High	Low	High	Low	High	Low	Volume(4)
March 31, 2022	$21.74	$21.74	$23.36	$20.13	7.5%	(7.4)%	701,814
June 30, 2022	$21.44	$21.36	$21.94	$17.32	2.3%	(18.9)%	753,477
September 30, 2022	$21.10	$20.74	$20.23	$16.32	(4.1)%	(21.3)%	934,517
December 31, 2022	$20.79	$20.74	$18.16	$16.32	(12.7)%	(21.3)%	1,158,896
March 31, 2023	$21.12	$20.62	$19.37	$15.20	(8.3)%	(26.3)%	851,252
June 30, 2023	$21.16	$21.16	$19.26	$13.80	(9.0)%	(34.8)%	1,243,574
September 30, 2023	$21.59	$21.29	$18.75	$16.07	(13.2)%	(24.5)%	990,214
December 30, 2023	$21.43	$21.45	$19.15	$16.28	(10.6)%	(24.1)%	2,071,174
March 31, 2024	$21.24	$21.32	$19.50	$17.81	(8.2)%	(16.5)%	925,364
June 30, 2024	$21.58	$21.76	$19.20	$17.91	(11.0)%	(17.7)%	1,037,351
September 30, 2024	$21.73	$21.58	$21.67	$18.40	(0.3)%	(14.7)%	1,312,915
December 31, 2024	$21.78	$21.73	$21.58	$19.57	(0.9)%	(9.9)%	1,531,140

(1) Based on our computations.

(2) Source: The NASDAQ Global Select Market.

(3) Based on our computations.

(4) Source: Bloomberg.

On December 31, 2024, our per share NAV was $21.78 and our per share market price was $20.98, representing a 3.67% discount to such NAV.

We cannot predict whether our common stock will trade at a premium or discount to NAV in the future. Our issuance of common stock may have an adverse effect on prices for our common stock in the secondary market by increasing the number of common shares available, which may put downward pressure on the market price for our common stock.

37	ArrowMark Financial Corp. | Annual Report

Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a “discount”).The possibility that our shares will trade at a discount from NAV is a risk separate and distinct from the risk that our NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares are not redeemable at the request of stockholders. We may repurchase our shares in the open market or in private transactions, although we have no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares on the NASDAQ Global Select or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

Annual Report | ArrowMark Financial Corp.	38

Fee Table and Example

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. Except where the context suggests otherwise, whenever the Company’s prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses. We caution you that certain of the indicated percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load(1)	− −
Offering Expenses(2)	− −
Dividend Reinvestment Plan Expenses(3)	None
Total Stockholder Transaction Expenses	− −
Annual Expenses (as a percentage of net assets attributable to common stock):
Management Fees(4)	2.61%
Interest payments on borrowed funds(5)	3.16%
Other Expenses (estimated for the current fiscal year)(7)	1.93%
Total Annual Expenses(8)	7.70%

(1)	In the event that the securities to which the Company’s prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The Company’s related supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” Participants in the dividend reinvestment plan that instruct the plan administrator to sell shares obtained under the plan may be accessed a $15 transaction fee by the plan administrator and the proceeds of such sale will be net of brokerage commissions, fees and transaction costs. For more details about the plan, see “Dividend Reinvestment Plan".

(4)	For the purposes of calculating our expenses, we have assumed the maximum contractual management fee of 1.75% of Managed Assets. See “Investment Advisory Fee and Other Fee Arrangements.” see note 3

(5)	We entered into a revolving credit agreement on June 9, 2014. Interest expense assumes that leverage will represent approximately 30% of our Managed Assets (as defined under “Management—Management Agreement — Management Fee”) - see note 7, and charge interest or involve payment at a rate set by an interest rate transaction at the rate of 6.92% as of February 10, 2025. We have assumed for purposes of these expense estimates that we will utilize leverage for the entire year.

(6)	Includes fees and expenses of approximately 0.00% incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(7)	Pursuant to the management agreement, our Adviser furnishes us, or arranges for the furnishing of office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). We bear all expenses incurred in our operations, and we will bear the expenses related to any future offering. “Other Expenses” above includes all such costs not borne by our Adviser, which may include but are not limited to overhead costs of our business, commissions, fees and expenses connected with our investments and auditing, accounting and legal expenses, and Acquired Fund Fees and Expenses.

(8)	Total Annual Expenses may not correlate to the ratio of expenses to average net assets disclosed in the Company’s annual and semi-annual reports to stockholders in the financial highlights table, which reflects operating expenses of the Company and does not include “Acquired Fund” fees and expenses. For the year ended December 31, 2024, the Advisor voluntarily reimbursed the Fund $82,936 for expenses related to Investor Relations Fees.

39	ArrowMark Financial Corp. | Annual Report

Example

The following example demonstrates the hypothetical dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon the assumption that our annual operating expenses remain at the levels set forth in the table above and that the annual return on investments before fees and expenses is 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$76	$222	$360	$674

The purpose of the table and example above is to assist you in understanding the various costs and expenses that an investor in any future offering will bear directly or indirectly. The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at NAV, participants in our dividend reinvestment plan may receive common stock valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

Annual Report | ArrowMark Financial Corp.	40

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2024.

None of the ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), none of the ordinary dividends paid during the fiscal year ended December 31, 2024 are designated as "qualified dividend income,” as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2024 Form 1099-DIV in early 2024.This reflected the tax character of all distributions paid in calendar year 2024.

Additional Information

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-PORT may also be obtained upon request and without charge by calling Investor Relations (877) 855-3434 or on the Company’s website at ir.arrowmarkfinancialcorp.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling Investor Relations (877) 855-3434; (2) at ir.arrowmarkfinancialcorp.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company’s portfolio during the Annual period ended June 30 is available upon request and without charge (1) at ir.arrowmarkfinancialcorp.com or by calling Investor Relations (877) 855-3434 and (2) on the SEC’s website at http://www.sec.gov.

41	ArrowMark Financial Corp. | Annual Report

Results of Meeting of Stockholders

The Annual Meeting of Stockholders of ArrowMark Financial Corp. was held on June 14, 2024, for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matter voted upon at the Meeting:

Election of Director

	Voted For	Votes Withheld
Michael Stolper	5,167,315.064	636,441.000

Annual Report | ArrowMark Financial Corp.	42

Board Approval of the Management Agreement

On December 3, 2024 the Company’s Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” as such term is defined in the Investment Company Act of 1940 (“Independent Directors”), approved the continuation of the management agreement (the “Management Agreement”) between the Company and its investment adviser, ArrowMark Asset Management, LLC (the “Adviser” or “ArrowMark”) for an additional one-year period.

Prior to approval of the continuation of the Management Agreement, the Directors requested from the Adviser, and received and evaluated, materials and information relating to the Adviser and the performance of its obligations under the Management Agreement. In an executive session of the Independent Directors, the Independent Directors reviewed the proposed continuation of the Management Agreement with counsel who is independent of the Adviser, who advised on the relevant legal standards.

Nature, Quality and Extent of Services. Based on the information provided by the Adviser, the Independent Directors concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the Management Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Company is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Company effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Company and its stockholders is likely to continue. In addition, the Board noted the Adviser’s expertise in, and numerous relationships with investment professionals within, the banking industry in which the Company concentrates its investment activity, is likely to benefit the Company and its stockholders.

Investment Performance.The Independent Directors reviewed and considered the Company’s performance based on market price and net asset value versus the performance of the (1) Bloomberg Barclays U.S. Aggregate Total Return Value Bond Index (the “Aggregate Total Return Value Bond Index”) and (2) the Bloomberg Barclays US High Yield 2% Issuer Capped Index (the “U.S. High Yield Index”) since March 31, 2020, the quarter end nearest to the date ArrowMark’s engagement as the Company’s manager commenced) (“inception”) through September 30, 2024, the nine months ended September 30, 2024, the 12 months ended December 31, 2024, and the three years ended September 30, 2024. They also reviewed market price performance for the period February 12, 2020 to September 30, 2024.

The Independent Directors noted that the indices were selected by the Adviser for comparison purposes because the indices’ constituents had similar characteristics to those securities in which the Company may invest but acknowledged that no index was likely to correspond to the Company’s holdings in light of the Company’s unique investment strategy.

The Independent Directors noted that: (a) based on net asset value, the Company outperformed the indices for the nine month period ended September 30, 2024, the three-year period ended September 30, 2024 and since inception through September 30, 2024; and the Company outperformed Aggregate Total Return Value Bond Index for the year ended September 30, 2024 but underperformed the U.S. High Yield Index for the one-year period ended September 30, 2024; and (b) based on market price, the Company outperformed the indices for the nine month period ending September 30, 2024, the one-year period ended September 30, 2024, the three year period ending September 30, 2024, and the period since inception ending September 30, 2024; and

43	ArrowMark Financial Corp. | Annual Report

The Independent Directors considered the overall investment performance of the Adviser and the Company since the Adviser was appointed the Company’s investment adviser in February 2020.The Independent Directors reviewed and considered the Company’s performance relative to a comparative peer group (the “Peer Group”), consisting of both business development companies (“BDCs”) and registered closed-end investment companies (“CEICs”) that operate in a similar manner as the Company noting, however, the limited usefulness of such information in light of the Company’s unique investment strategy and industry focus.

The Independent Directors also noted their review and evaluation of the Company’s investment performance on an on-going basis throughout the year. The Independent Directors considered the consistency of performance results and the short-term and long-term performance of the Company and recognized that such performance was affected by, among other things, issuer prepayment and calls and the time lag required for the initial deployment and subsequent redeployments of assets. The Board concluded that the performance of the Company and the Adviser represented satisfactory performance in light of the Company’s investment objective and strategy.

Cost of Services. The Independent Directors considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Company, as well as the Adviser’s profitability. The Independent Directors were provided with and had reviewed the certain unaudited financial information of the Adviser for the six months ended June 30, 2024 and the year ended December 31, 2023. The Independent Directors concluded that the Adviser’s fees and profits derived from its relationship with the Company in light of the Company’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers of CEICs and BDCs in the Peer Group. The Independent Directors noted that the Company’s management fee was equal to median of the peer group, and below the median management fees charged by the Company’s peer group when taking into consideration performance fees charged by certain BDCs in the peer group.The Board noted that for the fiscal year ended December 31, 2023, the Company’s expense ratio was significantly lower than the median and average expense ratios of the peer group.The Independent Directors concluded that the overall expense ratio was reasonable, taking into account the size of the Company, the quality of services provided by the Adviser, and the investment performance of the Company. On the basis of these considerations, together, with the other information they considered, the Independent Directors determined that the advisory fee is reasonable in light of the services provided under the Management Agreement.

Economies of Scale. The Independent Directors discussed and considered the extent to which economies of scale would be realized as the Company grows, and whether the advisory fee levels currently reflect economies of scale for the benefit of stockholders.The Independent Directors determined that economies of scale could be achieved at higher asset levels for the Company to the benefit of Company stockholders as fixed expenses are spread over a larger asset base. The Independent Directors noted that the while the Company has an effective shelf registration statement in place, opportunities for asset growth by CEICs can be limited.

Annual Report | ArrowMark Financial Corp.	44

The Independent Directors also noted the high level of diligence the Independent Directors exercised throughout the year in evaluating the Adviser, and the extensive information provided with respect to the Adviser’s performance and the Company’s expenses on a quarterly basis.The Independent Directors considered whether any events have occurred that would constitute a reason for the Independent Directors not to renew the Management Agreement and determined that there were none.

After the executive session of the Independent Directors, the Independent Directors reviewed with the Board as a whole each of the determinations made by the Independent Directors during the executive session. The Board concluded that the investment advisory fee rate under the Management Agreement is reasonable in relation to the services provided and that continuation of the Management Agreement is in the best interests of the stockholders of the Company. The Directors also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Company. On these bases, the Directors concluded that the investment advisory fees for the Company under the Management Agreement are reasonable. In arriving at their decision, the Directors did not identify any single matter as controlling, but made their determination in light of all the circumstances.

45	ArrowMark Financial Corp. | Annual Report

Management

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of the board of directors. Accordingly, the board of directors provides broad supervision over our affairs, including supervision of the duties performed by the Advisor. The Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of the Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o ArrowMark Financial Corp., 100 Fillmore Street, Suite 325, Denver, CO 80206. The board of directors will initially consist of three directors who are not “interested persons” (as defined in the Investment Company Act) of the Advisor or its affiliates and two directors who are “interested persons. ”The directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as “independent directors.” We refer to the directors who are “interested persons” (as defined in the Investment Company Act) are referred to below as “interested directors.” Under our certificate of incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

					Principal	Other
		Position(s) Held with	Term	Term	Occupation(s)	Directorships
Name	Age	Company	Served	End	Last 5 Years	Last 5 Years
Sanjai Bhonsle	54	Chairman, Class III Director	Since February 2020	2025	Partner and Portfolio Manager of ArrowMark Partners, 2012 to Present	Brown (RI) Management, LLC and Affiliates from 2018–Present

Karen Reidy, CFA	57	Class I Director	Since February 2020	2026	Partner and Portfolio Manager at ArrowMark Partners from 2008–Present	Brown (RI) Management, LLC and Affiliates from 2018–Present

Annual Report | ArrowMark Financial Corp.	46

Independent Directors

Name	Age	Position(s) Held with Company	Term Served	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	63	Class I Director, Lead Independent Director	Since November 2013	2026	CEO and Founder of Tiger Infrastructure Partners	Director of Easterly Government Properties, Director of numerous private companies that are Tiger Infrastructure portfolio companies

Michael Stolper	79	Class II Director, Chairman of Nominating Committee	Since February 2020	2024	Financial Advisor at Stolper & Co. from 1975–2017	Director of Meridian Funds from 1985-Present; Director of Windowpane Funds (one portfolio)

John S. Emrich	57	Class III Director, Chairman of Audit Committee	Since February 2020	2025	Director of Meridian Funds from 2010–Present; Director of Destra Funds from 2015–Present	Director of Meridian Funds from 2010–Present; Director of Destra Funds from 2015–Present

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Dana Staggs	51	President	Since June 2022	Managing Director of ArrowMark Partners.

Patrick J. Farrell, CPA	65	Chief Financial Officer	Since April 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to Present.

Rick Grove	56	Chief Compliance Officer	Since February 2020	Chief Compliance Officer of ArrowMark Colorado Holdings, LLC.; Chief Compliance Officer of ArrowMark Asset Management, LLC.; Vice President Secretary and Chief Compliance Officer of Meridian Fund, Inc.

Blake Rice	47	Secretary	Since September 2021	ArrowMark Partners General Counsel; former Managing Director and Associate General Counsel at Neuberger Berman.

Kelsey Auble	34	Controller	Since September 2021	Controller of ArrowMark Partners.

47	ArrowMark Financial Corp. | Annual Report

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act:

Sanjai Bhonsle. Sanjai joined ArrowMark Partners in October 2012 and serves as Partner and Portfolio Manager for ArrowMark’s leveraged loan investments and CLO funds. Prior to joining ArrowMark, he founded MB Consulting Partners in 2009, where he specialized in financial and operational restructuring advisory to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across various industries. Sanjai was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee (2005-2009). Prior to joining GSO Capital Partners, Sanjai was an Assistant Portfolio Manager for RBC Capital Partners’ debt investment group and was a member of the Investment Committee (2001-2005). He also led the group’s restructuring efforts related to distressed investments and represented the firm’s interests on creditor committees. From 1999-2001, Sanjai was a Senior Investment Analyst at lndosuez Capital Partners. Sanjai received a bachelor’s degree in Mechanical Engineering from the University of Wisconsin -Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University.

Karen Reidy. Ms. Reidy is a founding Partner and co-manages ArrowMark Partners’ collateralized loan obligation and specialty finance investments and research analyst team. Prior to founding ArrowMark, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus Capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to Janus Capital Group, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor’s degree and holds the Chartered Financial Analyst designation.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not “interested persons” of ArrowMark Financial Corp., as defined by the 1940 Act:

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm’s investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm’s merchant banking arm where he executed management buyouts for Morgan Stanley’s flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Michael Stolper. Mr. Stolper provides broad financial advisor, and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the funds. He also holds a Master of Arts degree in Finance.

Annual Report | ArrowMark Financial Corp.	48

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Executive Officers Who Are Not Directors

Dana Staggs. Dana Staggs leads the private direct lending strategy at ArrowMark and is a team member of ArrowMark’s Capital Solutions Group where he sources, structures, and manages non-control private equity and private debt investments. Prior to joining ArrowMark Partners in 2017, he worked in similar capacities at firms to include Goldman Sachs & Co, Barclays Private Credit Partners LLC and GE Capital. Dana previously served over 10 years as a surface warfare officer in the U.S. Navy, having attained the rank of Lieutenant Commander. He earned a Bachelor of Science degree in Physics from the United States Naval Academy and an MBA from The Mason School of Business at the College of William and Mary.

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 40 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rick Grove. Rick is a Principal and Chief Compliance Officer at ArrowMark Partners. He was previously Vice President and Chief Compliance Officer for Black Creek Global Advisors (2007-2008). Prior to that position, Rick served as Vice President and Chief Compliance Officer for Madison Capital Management (2005- 2007),Assistant Vice President and Director of Compliance at Janus Capital Group (1993-2005), and Fund Accountant for Oppenheimer Funds (1992-1993). Rick graduated from the University of Wyoming with a bachelor’s degree in Accounting.

Blake Rice. Blake serves as ArrowMark Partners General Counsel. In his role, Rice leads and manages legal and compliance efforts at ArrowMark and ensures the firm is well-positioned for the continued growth of its business and investment strategies while thoughtfully managing risk. Prior to ArrowMark, Blake worked at Neuberger Berman where he spent the last 13 years as Managing Director and Associate General Counsel for the alternatives business. In his role, Blake managed a team that oversaw legal matters for the alternatives business which consists of private credit, private equity, real estate, infrastructure, and several other alternative strategies. Blake received his B.A. from Trinity University and his J.D. from the University of Chicago.

Kelsey Auble. Kelsey serves as Controller for ArrowMark Partners and Assistant Treasurer for Meridian Fund, Inc. Prior to joining ArrowMark, she was a Supervisor in the Alternative Investment Accounting group at ALPS Fund Services, a third-party fund administrator and distributor (2012-2016). Kelsey graduated from the University of Colorado with a bachelor’s degree in Accounting.

49	ArrowMark Financial Corp. | Annual Report

Additional information regarding the Directors of ArrowMark Financial Corp. can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-373-6374 and is also available on the Company’s website at ir.arrowmarkfinancialcorp.com

Annual Report | ArrowMark Financial Corp.	50

Privacy Notice

ArrowMark Financial Corp. (“we” or “us”) is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1.	information we receive from you on applications or other forms;

2.	information about your transactions with us, our affiliates, or others;

3.	information collected through the Internet; and

4.	information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1.	To provide you with information relating to us;

2.	To provide third parties with statistical information about the users of our website;

3.	To monitor and conduct an analysis of our Website traffic and usage patterns; and

4.	To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (877) 855-3434.

51	ArrowMark Financial Corp. | Annual Report

ArrowMark Financial Corp.

BOARD OF DIRECTORS

Interested Directors(1)

Sanjai Bhonsle, Chief Executive Officer and Chairman of the Board of Directors
Karen Reidy, Director

Independent Directors

John S. Emrich
Emil Henry, Jr.
Michael Stolper

OFFICERS

Dana Staggs, President

Patrick J. Farrell, Chief Financial Officer
Rick Grove, Chief Compliance Officer
Blake Rice, Secretary

Kelsey Auble, Controller

INVESTMENT ADVISOR

ArrowMark Asset Management, LLC
100 Fillmore Street, Suite 325

Denver, CO 80206

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
250 Royall Street

Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant (sometimes referred to herein as “Company”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at ir.arrowmarkfinancial.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors determined that John Emrich qualifies and serves as audit committee financial expert on the audit committee and is “independent” as defined by Item 3 of Form N-CSR.

Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich is a Chartered Financial Analyst and served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions, he also performed business valuations an appraisal analyses at KPMG Peat Marwick, an accounting firm.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,000 for 2024 and $45,000 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2024 and $3,000 for 2023.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1)	Audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee (“Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific preapproval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval unless the Committee provides for a different period. The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman, or any other Committee member, the authority to approve the provision of and fees for any specific engagement of permitted non-audit services.

(e)(2)	None of the services described in Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2024 and $0 for 2023.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee. The members of the audit committee are: John Emrich, Emil Henry, Jr., and Michael Stolper.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

ARROWMARK FINANCIAL CORP.

PROXY VOTING PROCEDURES

A.	General

The board of directors (the “Board”) of ArrowMark Financial Corp. (the “Company”), including a majority of the directors that are not “interested persons” of the Company under Section 2(a)(19) of the Investment Company Act of 1940, as amended, have adopted these proxy voting policies for the Company in substantially the same form as they apply to all clients of ArrowMark Asset Management LLC (the “Advisor”). Subject to the Board’s oversight, the implementation of the Company’s proxy voting policy has been delegated to the Advisor. It is the policy of the Advisor to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom the Advisor provides discretionary investment management services and has authority to vote their proxies. The Advisor will make every effort to consult with the portfolio manager and/or analyst covering the security subject to each proxy.

All proxy voting decisions made by the Advisor on behalf of the Company will be determined by the Advisor’s Investment Committee and executed by the Company’s Chief Executive Officer (the “CEO”).

The Advisor, on behalf of the Company, will vote for routine matters (e.g. the ratification of auditors, etc.) in accordance with the recommendation of the Advisor’s Investment Committee unless the Advisor determines it has a conflict of interest with respect to such vote or the Advisor determines that there are other reasons not to vote in accordance with the recommendation of the Advisor’s Investment Committee.

The Advisor, on behalf of the Company, will vote or abstain from voting if deemed appropriate, on non-routine matters (e.g. the election of directors, amendments to governing instruments, compensation proposals, corporate governance proposals, shareholder proposals, etc.) on a case-by-case basis in a manner it believes to be in the best economic interests of the Company’s stockholders.

Although the Advisor will generally vote against proposals that may have a negative impact, the Advisor may vote for such a proposal if there is a compelling long-term reason to do so. The Advisor may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

The CEO is responsible for monitoring the Advisor’s actions under this proxy voting policy and for ensuring that:

●	Proxies are received and forwarded to the appropriate decision makers; and

●	Proxies are voted in a timely manner upon receipt of voting instructions.

The Advisor, on behalf of the Company, is not responsible for voting proxies that it or the Company does not receive, but will make reasonable efforts to obtain missing proxies.

The CEO is responsible for implementing and executing procedures designed to identify and monitor potential conflicts of interest that could affect the proxy voting process including:

●	Significant relationships between the Advisor, its affiliates and clients on one hand and the Company on the other;

●	Other potential material business reiationships of the Advisor, its affiliates and clients on one hand and the Company on the other; and

●	Material personal and family relationships of the Advisor, members of the Advisory Committee, its officers, members and directors on one hand and the Company on the other.

The Advisor’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Conflicts of interest that involve the Advisor, its affiliates and its officers, directors, members or employees on one hand, and the Company on the other, will generally be fully disclosed and/or resolved in a way that favors the interests of the Company over the interests of the Advisor, its affiliates and its officers, directors, members or employees. If an employee of the Advisor believes that a conflict of interest has not been identified or appropriately addressed, that employee should promptly bring the issue to the attention of the Advisor’s Chief Compliance Officer.

Conflicts based on a business relationship with the Advisor or any affiliate will be considered only to the extent that the Advisor has actual knowledge of such relationships. If the Advisor determines that voting a particular proxy would create a material conflict of interest between the Advisor’s interests and the interests of clients, the Advisor may:

●	disclose the conflict to the client and obtain the client’s consent before voting the proxy; or

●	establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

B.	Reporting and Disclosure

Once each year, the Advisor on behalf of the Company, or its designee, shall provide the entire voting record of the Company for the past year electronically in accordance with the posting of such proxy voting records by the Company on Form N-PX. The Advisor may delegate the preparation and filing of Form N-PX to the Company’s administrator or other service provider.

The Advisor shall disclose in its Form ADV how other clients can obtain information on how their securities were voted. The Advisor shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the SEC website.

C.	Recordkeeping

The Company shall retain records relating to the voting of proxies, including:

1	A copy of these proxy voting policy and procedures.

2	A copy of each proxy statement received by the Company regarding its portfolio securities.

3	A record of each vote cast by the Advisor on behalf of the Company.

4     A copy of each written request by the Company on how the Advisor voted proxies on behalf of its account, and a copy of any written response by the Advisor.

5     A copy of any document prepared by the Advisor that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the Company’s principal place of business.

Adopted September 10, 2013

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the filing date of this report, the registrant is managed by a team of investment professionals comprised of Sanjai Bhonsle, Chief Executive Officer, Karen Reidy, Partner, and Kaelyn Abrell, Partner. Sanjai Bhonsle is one of the Fund’s portfolio managers and is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Sanjai Bhonsle	Chairman and Chief Executive Officer	Partner and Portfolio Manager of ArrowMark Partners, 2013 to Present

Karen Reidy	Class I Director	Founding Partner of ArrowMark Partners, 2009 to Present

Kaelyn Abrell	Portfolio Manager	Partner and Portfolio Manager of ArrowMark Partners since 2010

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of December 31, 2024:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sanjai Bhonsle	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	1	$22 million	Not applicable	$0
	Other Accounts:	17	$4.3 billion	3	$1 billion
Karen Reidy	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	$0
	Other Accounts:	17	$4.3 billion	3	$1 billion
Kaelyn Abrell	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	12	$3.7 billion	12	$3.7 billion
	Other Accounts:	3	$301.7 million	1	$14 million

Potential Conflicts of Interests

The Advisor and its affiliates manage funds and accounts other than those of the registrant that have similar investment objectives. The investment policies, Advisor compensation arrangements and other circumstances of the registrant may vary from those of these other funds and accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the registrant and those other accounts. In certain cases, investment opportunities may be made available to the registrant by our Advisor other than on a pro rata basis. For example, the registrant may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or the registrant may not have additional capital to invest at the same time as such other funds and accounts. The Advisor intends to allocate investment opportunities to the registrant and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the registrant and other funds or accounts.

There may be situations in which one or more funds or accounts managed by the Advisor or its affiliates might invest in different securities issued by the same company. It is possible that if the target company’s financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances. Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between the registrant and the Advisor or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of the registrant’s investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among the Advisor and its affiliates, on one hand, and the registrant, on the other. The board of directors, including a majority of the directors who are independent, is also responsible for reviewing the Advisor’s performance and the fees and expenses that paid to the Advisor. In addition, the Adviser has adopted policies that are intended to provide reasonable oversight fair and equitable treatment to the Advisor’s clients over time.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

As of December 31, 2024:

Portfolio Manager compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and ownership economics of the Advisor and its affiliates.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of Advisor and its affiliates, the performance of the portfolio manager’s group, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of the strategies under management.

Other Compensation Benefits.

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive ownership economics of the Advisor and its affiliates.

(a)(4) Disclosure of Securities Ownership

As of December 31, 2024:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Sanjai Bhonsle	$100,000 - $500,000
Karen Reidy	$100,000 - $500,000
Kaelyn Abrell	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics – See Item 2

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ArrowMark Financial Corp.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	3/7/25

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	3/7/25

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	3/7/25

* Print the name and title of each signing officer under his or her signature.